Financial instruments and financial risk management	6 Months Ended
Jun. 30, 2024
Financial instruments and financial risk management
Financial instruments and financial risk management

15. Financial instruments and financial risk management

The Company carried the following assets at fair value on June 30, 2024 and December 31, 2023, respectively:

	At June 30, 2024
(in thousands of $)	Level 1	Level 2	Level 3
Non-current financial assets	$10,293	$—	$21,715
Cash and cash equivalents	1,307,197	—	—
Assets carried at fair value	$1,317,490	$—	$21,715

	At December 31, 2023
(in thousands of $)	Level 1	Level 2	Level 3
Non-current financial assets	$15,528	$—	$21,715
Cash and cash equivalents	1,678,100	—	—
Assets carried at fair value	$1,693,628	$—	$21,715

Non-current financial assets – Level 3

The Company has a profit share in AgomAb Therapeutics NV. Since AgomAb Therapeutics NV is a private company, the valuation of the profit is based on level 3 assumptions.

In October 2023, AgomAb Therapeutics NV secured $100 million as a result of a Series C financing round. The Company’s profit share diluted as the number of shares held by the company stayed stable where the post-money valuation of AgomAb increased, which results in unchanged fair value of the non-current asset.

Non-current financial assets – Level 1

As part of the license agreement for the development and commercialization for efgartigimod in Greater China, the Company obtained, amongst others, 568,182 newly issued Zai Lab shares calculated at a price of $132 per share. The fair value of the equity instrument at period-end is determined by reference to the closing price of such securities at each reporting date (classified as level 1 in the fair value hierarchy), resulting in a change in fair value. The Company made the irrevocable election to recognize subsequent changes in fair value through OCI.